                                                      1940 Act File No. 811-5476
                                                      1933 Act File No. 33-20309


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No.                       [ ]

                       Post-Effective Amendment No.17                      [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         [X]
                                     OF 1940

                       Post-Effective Amendment No.17                      [X]

                          LORD ABBETT GLOBAL FUND, INC.
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (201) 395-2000

                      Christina T. Simmons, Vice President
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

      immediately on filing pursuant to paragraph (b)
-----

X     on May 1, 2002 pursuant to paragraph (b)
-----

      60 days after filing pursuant to paragraph (a) (1)
-----

      on (date) pursuant to paragraph (a) (1)
-----

      75 days after filing pursuant to paragraph (a) (2)
-----

      on (date) pursuant to paragraph(a) (2) of Rule 485
-----

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

LORD ABBETT                                                  [LORD ABBETT LOGO]

                                                                    May 1, 2002

                                                                     PROSPECTUS

LORD ABBETT
  GLOBAL EQUITY FUND
  GLOBAL INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the Global Income Fund are currently offered by this prospectus. Class P shares of the Global Equity Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS


                                                                        PAGE
       THE FUNDS

Information about the goal,          Global Equity Fund                   2
principal strategy, main risks,      Global Income Fund                   5
performance, fees and expenses       Additional Investment Information    9
                                     Management                          11

       YOUR INVESTMENT

Information for managing             Purchases                           12
your Fund account                    Sales Compensation                  16
                                     Opening Your Account                17
                                     Redemptions                         17
                                     Distributions and Taxes             18
                                     Services For Fund Investors         19

       FINANCIAL INFORMATION

Financial highlights                 Global Equity Fund                  21
                                     Global Income Fund                  23

       ADDITIONAL INFORMATION

How to learn more about the Funds    Back Cover
and other Lord Abbett Funds

                                                              GLOBAL EQUITY FUND


                                    THE FUNDS

GOAL

   The Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration.

PRINCIPAL STRATEGY


   To pursue its goal, the Fund primarily invests in the common stocks of domestic and foreign companies believed to be in sound financial condition. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities at the time of purchase. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund will invest at least 65% of its assets in equity securities primarily traded in at least three countries (including the United States).


   In selecting investments for the Fund, we look for:

   - developing global trends to identify industries that will produce above-trend sales growth
   - companies we see as having the best potential for sales and profit growth

   - companies whose shares are attractively valued



MAIN RISKS

   The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. This means the value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations.


   Foreign securities are securities that are issued by non-U.S. entities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

   Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable. With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that these hedging activities will be successful. They may lower the Fund's return or result in significant losses.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]


WE OR THE FUND OR GLOBAL EQUITY FUND refers to Equity Series, a series of Lord Abbett Global Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

EQUITY SECURITIES include common stocks, preferred stocks, convertible securities, depository receipts, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.


2  The Funds

                                GLOBAL EQUITY FUND      Symbols: Class A - LAGEX
                                                                 Class B - LAGBX
                                                                 Class C - LAGCX


PERFORMANCE


   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

92         -1.7%
93         26.1%
94         -0.1%
95          9.2%
96          8.4%
97          8.0%
98          9.1%
99         12.4%
00          4.8%
01        -22.8%

BEST QUARTER    4th Q '99     +21.8%
WORST QUARTER   3rd Q '98     -18.4%


   The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001



SHARE CLASS                            1 YEAR     5 YEARS      10 YEARS    LIFE OF FUND(1)
Class A shares
Return Before Taxes                    -27.23%      0.17%        3.98%            -

Return After Taxes on Distributions    -27.23%     -1.65%        2.12%            -

Return After Taxes on Distributions
 and Sale of Fund Shares               -16.58%     -0.46%        2.44%            -

Class B shares                         -27.15%      0.37%           -          1.31%

Class C shares                         -24.09%      0.72%           -          1.51%

Morgan Stanley Capital
International World Index(2)
(reflects no deduction for fees,
  expenses or taxes)                   -16.52%      5.74%        8.52%         7.17%(3)



(1) The date of inception for for Class B and Class C shares is 8/1/96.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 7/31/96 to 12/31/01, to correspond with Class B and Class C inception date.


                                                                   The Funds  3

                                                             GLOBAL EQUITY FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                               CLASS A   CLASS B(1)    CLASS C     CLASS P
SHAREHOLDER FEES
 (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
(as a % of offering price)                      5.75%       none        none         none

Maximum Deferred Sales Charge
 (See "Purchases")(2)                           none(3)     5.00%       1.00%(4)     none

ANNUAL FUND OPERATING EXPENSES
 (Expenses deducted from Fund assets)
 (as a % of average net assets)

Management Fees (See "Management")              0.75%       0.75%       0.75%        0.75%

Distribution and Service (12b-1) Fees(5)        0.39%       1.00%       1.00%        0.45%

Other Expenses                                  0.91%       0.91%       0.91%        0.91%

Total Operating Expenses(6)                     2.05%       2.66%       2.66%        2.11%



(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses have been restated from fiscal year amounts to reflect estimated current fees.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                 1 YEAR          3 YEARS          5 YEARS           10 YEARS
Class A shares               $771           $1,181            $1,615            $2,817

Class B shares               $769           $1,126            $1,610            $2,846

Class C shares               $369           $  826            $1,410            $2,993

Class P shares               $214           $  661            $1,134            $2,441

You would have paid the
 following expenses if
 you did not redeem your
 shares:

Class A shares               $771           $1,181            $1,615            $2,817

Class B shares               $269           $  826            $1,410            $2,846

Class C shares               $269           $  826            $1,410            $2,993

Class P shares               $214           $  661            $1,134            $2,441


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

4  The Funds

                                                              GLOBAL INCOME FUND


GOAL

   The Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

PRINCIPAL STRATEGY


   To pursue its goal, the Fund primarily invests in high-quality and investment-grade debt securities of domestic and foreign companies. Under normal circumstances, the Fund invests at least 65% of its assets in high-quality debt securities. The Fund may invest up to 15% of its assets in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds." The weighted average life of the Fund's portfolio normally will vary based on our perception of the relationship between the return potential and the maturities of the Fund's holdings, among other factors.


   The types of debt securities in which the Fund may invest include:


   - securities issued or guaranteed by governments (including the United States), their political subdivisions, authorities, agencies or instrumentalities, including mortgage-related securities
   - securities issued by foreign government related entities
   - securities of supranational organizations such as the World Bank
   - securities of foreign and domestic corporations



   The Fund will select which countries and the currency denomination of the securities it will invest in based on its perception of the best opportunities for an attractive return consistent with its objective. Our choices will be based on analysis of fixed income market returns and expected currency exchange rate movements. Under normal circumstances, the Fund will invest at least 65% of its assets in at least three different countries, including the United States.


   The Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund may use these transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar or between foreign currencies in which portfolio securities are or may be denominated. The Fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

[SIDENOTE]


WE OR THE FUND OR GLOBAL INCOME FUND refers to Income Series a series of Lord Abbett Global Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities. High-yield securities have a higher risk of default than investment-grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.


                                                                   The Funds  5

                                                             GLOBAL INCOME FUND

MAIN RISKS


   The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. High-yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

   There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield securities generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

   Foreign securities are securities that are issued by non-U.S. entities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

   Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable. With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that these transactions will be successful. They may lower the Fund's return or result in significant losses.

   The mortgage- and other asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

6  The Funds

                                   GLOBAL INCOME FUND   Symbols: Class A - LAGIX
                                                                 Class B - LAIBX
                                                                 Class C - GBLAX


PERFORMANCE


   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

92          5.8%
93         10.8%
94         -3.4%
95         17.9%
96          6.1%
97          4.2%
98         10.8%
99         -9.4%
00         -0.1%
01          1.9%

BEST QUARTER   1st Q '95      +7.9%
WORST QUARTER  1st Q '99      -4.3%


   The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns Through December 31, 2001



SHARE CLASS                              1 YEAR    5 YEARS      10 YEARS     LIFE OF FUND(1)
Class A shares
 Return Before Taxes                     -2.95%      0.27%        3.68%             -

 Return After Taxes on Distributions     -5.37%     -2.35%        0.55%             -

 Return After Taxes on Distributions
  and Sale of Fund Shares                -1.81%     -1.05%        1.41%             -

Class B shares                           -3.50%      0.33%           -           1.47%

Class C shares                            0.39%      0.61%           -           1.89%

Class P shares                            1.84%         -            -          -1.55%

Lehman Global Aggregate Index(2)          2.68%      3.66%        5.88%          4.20%(3)
(reflects no deduction for fees,
 expenses or taxes)                                                              1.72%(4)



(1) The dates of inception for Class B, Class C and Class P are 8/1/96, 7/15/96 and 3/4/99, respectively.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 7/31/96 to 12/31/01, to correspond with Class B and Class C inception date.
(4) Represents total returns for the period 2/28/99 to 12/31/01, to correspond with Class P inception date.


                                                                   The Funds  7

                                                             GLOBAL INCOME FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                              CLASS A    CLASS B(1)   CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly
 from your investment)

Maximum Sales Charge on Purchases
(as a % of offering price)                      4.75%       none        none         none

Maximum Deferred Sales Charge
 (See "Purchases")(2)                           none(3)     5.00%       1.00%(4)     none

ANNUAL FUND OPERATING EXPENSES
 (Expenses deducted from Fund assets)
 (as a % of average net assets)

Management Fees (See "Management")              0.50%       0.50%       0.50%        0.50%

Distribution and Service (12b-1) Fees(5)        0.39%       1.00%       1.00%        0.45%

Other Expenses                                  0.44%       0.44%       0.44%        0.44%

Total Operating Expenses(6)                     1.33%       1.94%       1.94%        1.39%



(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses have been restated from fiscal year amounts to reflect estimated current fees.

 Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR           3 YEARS         5 YEARS           10 YEARS
Class A shares             $604             $876            $1,169            $2,000

Class B shares             $697             $909            $1,247            $2,106

Class C shares             $297             $609            $1,047            $2,264

Class P shares             $142             $440            $  761            $1,669

You would have paid
 the following expenses
 if you did not redeem
 your shares:

Class A shares             $604             $876            $1,169            $2,000
------------------------------------------------------------------------------------------
Class B shares             $197             $609            $1,047            $2,106
------------------------------------------------------------------------------------------
Class C shares             $197             $609            $1,047            $2,264
------------------------------------------------------------------------------------------
Class P shares             $142             $440            $  761            $1,669


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

8  The Funds

ADDITIONAL INVESTMENT INFORMATION

   This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

   ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

   DIVERSIFICATION. The Global Equity Fund is a diversified fund. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. The Global Income Fund is a nondiversified mutual fund. This means that the Global Income Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Global Income Fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.

   EMERGING COUNTRIES. Each Fund may invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

   FOREIGN CURRENCY TRANSACTIONS. Each Fund may use currency forwards and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Funds to lock in a specified exchange rate for a period of time. They may also be used to increase a Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift a Fund's exposure to foreign currency fluctuations from one country to another. If price movements are favorable to U.S. investors such transactions may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Funds from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and a Fund's return could be reduced as a result.

                                                                   The Funds  9

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bonafide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

   LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered call and secured put options to the extent that cover for such options does not exceed 25% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.

   PORTFOLIO TURNOVER. The Global Income Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 30, 2001, the portfolio turnover rate for the Global Income Fund was 393.95%. The rates vary from year to year. High turnover increases transaction costs and may increase taxable capital gains.

   RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these

10  The Funds
   derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

   TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances repurchase agreements collateralized by these securities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

   SUPRANATIONAL ORGANIZATIONS. These are entities designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.


MANAGEMENT


   The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $46 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


   Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. The fees are calculated daily and payable monthly. The management fee is calculated at the annual rates:


           .75 of 1% for the Global Equity Fund and
           .50 of 1% for the Global Income Fund.

   For the fiscal year ended December 31, 2001, the actual fee paid to Lord Abbett was at an effective annual rate of .75 of 1% for the Global Equity Fund and .50 of 1% for the Global Income Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.


   INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


   GLOBAL EQUITY FUND. Ingrid C. Holm, Investment Manager with Lord Abbett, heads the team, the other senior member is Robert G. Morris, Partner and Director of Equity Investments of Lord Abbett. Mr. Morris joined Lord Abbett in 1991. Ms. Holm joined Lord Abbett in 2001. Before joining Lord Abbett, Ms. Holm was a Portfolio Manager at Batterymarch Financial Management, Inc. from 2000 to 2001; prior thereto she held various positions at the Prudential Insurance Company of America, most recently as a Global Equity Portfolio Manager.

   GLOBAL INCOME FUND. Robert I. Gerber, Partner of Lord Abbett heads the team, the other senior members include Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, and Jerald M. Lanzotti, Investment Manager. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. where he was a Shareholder and served as the Senior Portfolio Manager-- Mortgage Group. Mr. Brown has been with Lord Abbett since 1992. Mr. Lanzotti has been with Lord Abbett since 1996.


                                                                  The Funds  11

                                 YOUR INVESTMENT


PURCHASES

   The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

   You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

   FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

   We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHARE CLASSES

CLASS A  - normally offered with a front-end sales charge
CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
         - higher annual expenses than Class A shares
         - automatically convert to Class A shares after eight years
CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
         - higher annual expenses than Class A shares
CLASS P  - no front-end sales charge and no CDSC
         - available only to certain investors

FRONT-END SALES CHARGES - CLASS A SHARES (GLOBAL EQUITY FUND ONLY)



                                                                TO COMPUTE         MAXIMUM DEALER'S
                            AS A % OF          AS A % OF       OFFERING PRICE        CONCESSION
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT    DIVIDE NAV BY    (% OF OFFERING PRICE)
Less than     $ 50,000        5.75%               6.10%             .9425              5.00%

$   50,000 to $ 99,999        4.75%               4.99%             .9525              4.00%

$  100,000 to $249,999        3.95%               4.11%             .9605              3.25%

$  250,000 to $499,999        2.75%               2.83%             .9725              2.25%

$  500,000 to $999,999        1.95%               1.99%             .9805              1.75%

$1,000,000 and over       No Sales Charge                          1.0000



An amount of up to 1% of an investment may be paid to a dealer for purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.


[SIDENOTE]


NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


12  Your Investment

FRONT-END SALES CHARGES - CLASS A SHARES (GLOBAL INCOME FUND ONLY)



                                                                 TO COMPUTE        MAXIMUM DEALER'S
                            AS A % OF          AS A % OF       OFFERING PRICE        CONCESSION
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT    DIVIDE NAV BY    (% OF OFFERING PRICE)
Less than     $100,000        4.75%               4.99%             .9525              4.00%

$  100,000 to $249,999        3.95%               4.11%             .9605              3.25%

$  250,000 to $499,999        2.75%               2.83%             .9725              2.25%

$  500,000 to $999,999        1.95%               1.99%             .9805              1.75%

$1,000,000 and over       No Sales Charge                          1.0000



An amount of up to 1% of an investment may be paid by the Fund to a dealer for purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:



     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares you already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.
     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.



     The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse, and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee be considered as one account; although more than one beneficiary is involved.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:



     - purchases of $1 million or more,*
     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*
     - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,*
     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,
     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,
     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or


[SIDENOTE]


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the Fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:



- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans



FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, record-keepers, trustees, custodians, financial consultants and insurance companies.


                                                            Your Investment  13
       management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,
     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or
     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.



     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.



     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.



CONTINGENT DEFERRED SALES CHARGE (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
  2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)
  3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed at the time of the following transactions:



     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)
     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds


[SIDENOTE]


BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."


14  Your Investment

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares according to the following schedule:

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES



ANNIVERSARY(1) OF THE DAY ON                       CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                           ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                       SUBJECT TO CHARGE)

On                            Before
                                1st                             5.0%

1st                             2nd                             4.0%

2nd                             3rd                             3.0%

3rd                             4th                             3.0%

4th                             5th                             2.0%

5th                             6th                             1.0%

on or after the 6th(2)                                         None



(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B Shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:



     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans
     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts
     - death of the shareholder
     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).



     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase. The CDSC will remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.


[SIDENOTE]


ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


                                                            Your Investment  15

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and LORD ABBETT DISTRIBUTOR pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses," sales charges, which are paid directly by shareholders and 12b-1 distribution fees which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total annualized 12b-1 fees payable with respect to each share class for the current fiscal year are approximated at .39% of Class A shares (consisting of .10% distribution fee, .25% service fee, one-time distribution fees of up to 1.00% payable at the time of sale to Authorized Institutions, such as your dealer, on certain qualifying purchases, and amortized over a 24 month period, and an incremental marketing expense of approximately .03%), 1.00% of Class B and Class C shares (consisting of .75% distribution fee and .25% service fee), and .45% of Class P shares (consisting of .25% distribution fee and .20% service fee). The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals who buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


16  Your Investment

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT



     MINIMUM INITIAL INVESTMENT
     - Regular account                                                    $1,000

     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                       $  250

     - Uniform Gift to Minor Account                                      $  250

     - Invest-A-Matic                                                     $  250



     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.


[SIDE NOTE]


SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.


                                                            Your Investment  17

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:



     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation),
     - a redemption check payable to anyone other than the shareholder(s) of record,
     - a redemption check to be mailed to an address other than the address of record,
     - a redemption check payable to a bank other than the bank we have on file, or
     - a redemption for $50,000 or more.



DISTRIBUTIONS AND TAXES

     Each Fund expects to pay its shareholders dividends from its net investment income as follows: the Global Equity Fund expects to pay such income dividends to shareholders semi-annually, while the Global Income Fund declares income dividends daily and expects to pay them to shareholders monthly. Each Fund distributes net capital gains (if any) annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


[SIDENOTE]


ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE.  An acceptable form of guarantee would be as follows:

     - In the case of an estate -

     /s/ Robert A. Doe

     Executor of the Estate of

     John W. Doe

     [Date]

     [SEAL]

     - In the case of a corporation - ABC Corporation

     /s/ Mary B. Doe

     By Mary B. Doe, President

     [Date]

     [SEAL]



18  Your Investment

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC          You can make regular withdrawals from most Lord Abbett
WITHDRAWAL          Funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement and Benefit Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."

                                                            Your Investment  19

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and will be taxable to you (see Distributions and Taxes section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise their expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


20  Your Investment

                                                              GLOBAL EQUITY FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                               CLASS A SHARES
                                              --------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001              2000              1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $  12.98          $  13.82          $  12.29          $  12.08       $  12.55
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     (.02)(a)          (.05)(a)          (.09)(a)           .01(a)         .07(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (2.94)              .65              1.62              1.08            .90
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (2.96)              .60              1.53              1.09            .97
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              --                --                --              (.03)          (.06)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                  --             (1.44)               --              (.85)         (1.38)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 --             (1.44)               --              (.88)         (1.44)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  10.02          $  12.98          $  13.82          $  12.29       $  12.08
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                 (22.80)%            4.78%            12.37%             9.07%          7.99%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.99%             1.78%             1.94%             1.66%          1.51%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           2.01%             1.79%             1.94%             1.66%          1.51%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     (.19)%            (.34)%            (.77)%             .06%           .57%
------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED 12/31
                                              --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001             2000               1999              1998           1997
NET ASSETS, END OF YEAR (000)                 $ 47,016          $ 64,288          $ 66,975          $ 75,524       $ 78,655
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          97.27%            41.21%            78.74%            89.48%         99.05%
------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS B SHARES
                                              --------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001              2000              1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $  12.65          $  13.60          $  12.18          $  12.03       $  12.53
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                              (.09)(a)          (.14)(a)          (.17)(a)          (.09)(a)       (.02)(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (2.86)              .63              1.59              1.09            .89
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (2.95)              .49              1.42              1.00            .87
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  REALIZED GAIN                                     --             (1.44)               --              (.85)         (1.37)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $   9.70          $  12.65          $  13.60          $  12.18       $  12.03
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                 (23.32)%            4.12%            11.49%             8.37%          7.19%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           2.62%             2.40%             2.57%             2.37%          2.23%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           2.64%             2.41%             2.57%             2.37%          2.23%
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                              (.82)%            (.92)%           (1.42)%            (.70)%         (.16)%
------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED 12/31
                                              --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001              2000              1999              1998           1997
NET ASSETS, END OF YEAR (000)                 $  4,568          $  5,615          $  3,686          $  2,781       $  1,340
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          97.27%            41.21%            78.74%            89.48%         99.05%
------------------------------------------------------------------------------------------------------------------------------

                                                       Financial Information  21

                                                              GLOBAL EQUITY FUND

                                                                               CLASS C SHARES
                                              --------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001             2000               1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.69           $ 13.63           $ 12.20           $ 12.05        $ 12.54
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (.08)(a)          (.14)(a)          (.17)(a)          (.09)(a)       (.01)(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)        (2.88)              .64              1.60              1.09            .90
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                (2.96)              .50              1.43              1.00            .89
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             --                --                --                --           (.01)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                 --             (1.44)               --              (.85)         (1.37)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                --             (1.44)               --              (.85)         (1.38)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  9.73           $ 12.69           $ 13.63           $ 12.20        $ 12.05
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                (23.33)%            4.19%            11.56%             8.35%          7.34%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions          2.62%             2.40%             2.57%             2.37%          2.14%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions          2.64%             2.41%             2.57%             2.37%          2.14%
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (.78)%            (.94)%           (1.44)%            (.69)%         (.06)%
------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED 12/31
                                              --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001              2000              1999              1998            1997
NET ASSETS, END OF YEAR (000)                 $ 2,262           $ 3,027           $ 2,305           $ 1,788        $   825
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         97.27%            41.21%            78.74%            89.48%         99.05%
------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

22  Financial Information

                                                              GLOBAL INCOME FUND


FINANCIAL HIGHLIGHTS

   This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                               CLASS A SHARES
                                              --------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001              2000              1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $  6.65           $  7.16           $  8.44           $  8.09        $  8.34
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest
   expense)                                       .25(a)(e)         .23(a)            .47(a)            .55(a)         .51(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (.12)             (.25)            (1.26)              .30           (.18)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  .13              (.02)             (.79)              .85            .33
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           (.40)               --              (.39)             (.50)          (.51)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                 (.03)             (.49)             (.10)               --           (.07)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.43)             (.49)             (.49)             (.50)          (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  6.35           $  6.65           $  7.16           $  8.44        $  8.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  1.87%             (.03)%           (9.47)%           10.79%          4.23%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions          1.25%             1.25%             1.24%             1.18%          1.10%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions          1.29%             1.31%             1.24%             1.18%          1.10%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           3.85%             3.42%             6.08%             6.75%          6.29%
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
                                              --------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001              2000              1999             1998           1997
NET ASSETS, END OF YEAR (000)                 $52,449           $62,592            $86,015         $119,447       $142,332
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        393.95%           406.50%            314.07%          359.13%        616.63%
------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS B SHARES
                                              --------------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001             2000               1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $  6.67           $  7.17           $  8.44           $  8.09        $  8.34
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest
   expense)                                       .21(a)(e)         .19(a)            .43(a)            .49(a)         .45(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (.12)             (.25)            (1.26)              .30           (.18)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  .09              (.06)             (.83)              .79            .27
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           (.36)               --              (.35)             (.44)          (.46)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                 (.03)             (.44)             (.09)               --           (.06)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.39)             (.44)             (.44)             (.44)          (.52)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  6.37           $  6.67           $  7.17           $  8.44        $  8.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  1.28%             (.44)%          (10.11)%           10.03%          3.49%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions          1.88%             1.86%             1.89%             1.87%          1.78%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions          1.92%             1.92%             1.89%             1.87%          1.78%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           3.20%             2.79%             5.57%             6.01%          5.57%
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
                                              --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001             2000               1999              1998           1997
NET ASSETS, END OF YEAR (000)                 $ 1,519           $ 1,317           $ 1,508           $ 1,522        $ 1,344
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        393.95%           406.50%           314.07%           359.13%        616.63%
------------------------------------------------------------------------------------------------------------------------------

                                                       Financial Information  23

                                                              GLOBAL INCOME FUND

                                                                               CLASS C SHARES
                                              --------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                 2001              2000              1999              1998           1997
NET ASSET VALUE, BEGINNING OF YEAR            $  6.66           $  7.17           $  8.44           $  8.09        $  8.34
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest
   expense)                                       .21(a)(e)         .19(a)            .43(a)            .50(a)         .45(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (.11)             (.26)            (1.26)              .29           (.18)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  .10              (.07)             (.83)              .79            .27
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           (.36)               --              (.35)             (.44)          (.46)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                 (.03)             (.44)             (.09)               --           (.06)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.39)             (.44)             (.44)             (.44)          (.52)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  6.37           $  6.66           $  7.17           $  8.44        $  8.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  1.34%             (.73)%           (9.98)%           10.03%          3.48%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions          1.84%             1.90%             1.88%             1.85%          1.77%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions          1.88%             1.96%             1.88%             1.85%          1.77%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           3.23%             2.77%             5.42%             6.08%          5.62%
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
                                               -------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2001              2000              1999              1998           1997
NET ASSETS, END OF YEAR (000)                 $ 2,152           $ 1,852           $ 2,696           $ 4,193        $ 5,109
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        393.95%           406.50%           314.07%           359.13%        616.63%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS P SHARES
                                                                                   -------------------------------------------
                                                                                                                  3/4/1999(c)
                                                                                        YEAR ENDED 12/31              TO
                                                                                   ------------------------
PER SHARE OPERATING PERFORMANCE                                                     2001              2000        12/31/1999
NET ASSET VALUE, BEGINNING OF PERIOD                                              $  6.62           $  7.16        $  7.91
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest
   expense)                                                                           .24(a)(e)         .22(a)         .42(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                                                    (.11)             (.28)          (.85)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      .13              (.06)          (.43)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                               (.40)               --           (.25)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                                     (.03)             (.48)          (.07)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                  (.43)             (.48)          (.32)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $  6.32           $  6.62        $  7.16
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                      1.84%             (.57)%        (5.51)%(d)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                                              1.33%             1.31%          1.25%(d)
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                                              1.37%             1.37%          1.25%(d)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                               3.69%             3.34%          5.66%(d)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3/4/1999(c)
                                                                                        YEAR ENDED 12/31              TO
                                                                                   ------------------------
SUPPLEMENTAL DATA:                                                                   2001             2000        12/31/1999
NET ASSETS, END OF PERIOD (000)                                                   $   526           $   229        $   210
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            393.95%           406.50%        314.07%
------------------------------------------------------------------------------------------------------------------------------


(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Interest expense is less than $.01.

24  Financial Information

ADDITIONAL INFORMATION


     More information on each Fund is available free upon request, including the following:


     ANNUAL/SEMI-ANNUAL REPORT

     Describes the Funds, lists portfolio holdings, contains a letter from each Fund's manager discussing recent market conditions, each Fund's investment strategies and contains additional performance information.


     STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

       Lord Abbett Global Fund, Inc.

              Equity Series                                               LAGF-1
              Income Series                                               (5/02)


TO OBTAIN INFORMATION:


BY TELEPHONE. Call each Fund at: 888-522-2388

BY MAIL. Write to each Fund at:

The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com


Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

                           SEC FILE NUMBERS: 811-5476

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2002

                          LORD ABBETT GLOBAL FUND, INC.

                         LORD ABBETT GLOBAL EQUITY FUND

                         LORD ABBETT GLOBAL INCOME FUND

                               (CLASS A, B, C & P)

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated May 1, 2002.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

                           TABLE OF CONTENTS                       Page

1.         Fund History                                              2
2.         Investment Policies                                       2
3.         Management of the Funds                                   13
4.         Control Persons and Principal Holders of Securities       19
5.         Investment Advisory and Other Services                    19
6.         Brokerage Allocations and Other Practices                 21
7.         Capital Stock and Other Securities                        22
8.         Purchases Redemptions and Pricing                         27
9.         Taxation of the Funds                                     30
10.        Underwriter                                               32
11.        Performance                                               33
12.        Financial Statements                                      35
           Appendix                                                  36

                                       1.

                                  FUND HISTORY

Lord Abbett Global Fund, Inc. (the "Company") was incorporated in Maryland on February 23, 1988. The Company has two series, the Equity Series (the "Global Equity Fund") and the Income Series (the "Global Income Fund") (each a "Fund" or collectively the "Funds") that are offered in this Statement of Additional Information. The Equity Fund is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"), and the Global Income Fund is a non-diversified open-end investment management company registered under the Act. The Global Equity Fund and the Global Income Fund each have four classes of shares: Classes A, B, C and P. Class P shares of the Global Equity Fund are neither offered to the general public nor available in all states.

                                       2.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the Global Equity Fund, buy securities of one issuer representing more than (i) 5% of the Global Equity Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

     (3) invest in the securities of other investment companies except as permitted by Sections 12(d)(1)(F) and Sections (d)(1)(G) of the Act;

     (4) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Company or by one or more partners or members of a Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or

     (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2001, the portfolio turnover rate for the Global Equity Fund was 97.27% versus 41.21% for the prior fiscal year, and the portfolio turnover rate for the Global Income Fund was 393.95% versus 406.50% for the prior fiscal year.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide information on certain types of investments and investment techniques that may be used by the Funds, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing could increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S. For purposes of the Funds' investment policies, ADRs are treated as foreign securities.

FOREIGN CURRENCY OPTIONS. Each Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Firm enters represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit each Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although each Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with each Fund, there can be no assurance that each Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

The Funds may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. Each Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund may also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase a Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when a Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the each Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Funds of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Funds own or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. As described in the Prospectus, each Fund may invest in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. o Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when the Funds do not sell shares. As a result, the value of the Funds' portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments that could affect investments in those countries.

In addition, the Funds may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with their investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.

In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

          STOCK INDEX FUTURES. The Global Equity Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e, the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established.

HIGH-YIELD DEBT SECURITIES. The Global Income Fund may invest up to 15% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    domestic and foreign securities that are not readily marketable;

     - repurchase agreements and time deposits with a notice or demand period of more than seven days; and

     - certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.

 A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered call and secured put options to the extent that cover for such options does not exceed 25% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest a significant portion of its assets in mortgage-related securities and also may invest in and other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

      Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

      OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities ("SMBS").

      MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Fund's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

      STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

      OTHER ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AMEX") in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Funds to keep all assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of each Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to persons affiliated with the Funds.

By lending portfolio securities, the Funds can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened the Funds owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.

     -    Comparable Foreign Fixed Income Securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.


                             MANAGEMENT OF THE FUNDS

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


                                             CURRENT POSITION
                                             LENGTH OF
NAME AND                                     SERVICE WITH       PRINCIPAL OCCUPATION
DATE OF BIRTH                                COMPANY            DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS
-------------                                ----------------   ----------------------    -------------------
ROBERT S. DOW                                Director since     Managing Partner and      N/A
90 Hudson Street                             1995; Chairman     Chief Investment
Jersey City, New Jersey                      since 1996; and    Officer of Lord Abbett
Date of Birth: 3/8/1945                      President since    since 1996.
                                             1995


                       -----------------------------------

The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


                                             CURRENT POSITION
                                             LENGTH OF
NAME, ADDRESS AND                            SERVICE WITH       PRINCIPAL OCCUPATION
DATE OF BIRTH                                COMPANY            DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS
-------------                                ----------------   ----------------------    -------------------
E. THAYER BIGELOW                            Director since     Managing General          Currently serves as a
Bigelow Media, LLC                           1994               Partner, Bigelow Media,   director of Crane Co.
717 Fifth Avenue, 26th Floor                                    LLC (since 2000);         and Huttig Building
New York, New York                                              Senior Adviser, Time      Products Inc.
Date of Birth: 10/22/1941                                       Warner Inc. (1998 -
                                                                2000); Acting Chief
                                                                Executive Officer of
                                                                Courtroom Television
                                                                Network  (1997 - 1998);
                                                                President and Chief
                                                                Executive Officer of
                                                                Time Warner Cable
                                                                Programming, Inc.
                                                                (1991 - 1997).

WILLIAM H.T. BUSH                            Director since     Co-founder and Chairman   Currently serves as
Bush-O'Donnell & Co., Inc.                   1998               of the Board of the       director of Wellpoint
101 South Hanley Rd, Suite 1025                                 financial advisory firm   Health Network,
St. Louis, Missouri                                             of Bush-O'Donnell &       Mississippi Valley
Date of Birth: 7/14/1938                                        Company (since 1986).     Bancorp, DT Industries
                                                                                          Inc., and Engineered
                                                                                          Support Systems, Inc.

                                             CURRENT POSITION
                                             LENGTH OF
NAME AND                                     SERVICE WITH       PRINCIPAL OCCUPATION
DATE OF BIRTH                                COMPANY            DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
-------------                                ----------------   ----------------------         -------------------
ROBERT B. CALHOUN, JR.                       Director since     Managing Director of Monitor   Currently serves as
Monitor Clipper Partners                     1998               Clipper Partners (since        director of Avondale,
Two Canal Park                                                  1997) and President of         Inc., IGI/Earth Color,
Cambridge, Massachusetts                                        Clipper Asset Management       Inc., and Interstate
Date of Birth: 10/25/1942                                       Corp., both private equity     Bakeries Corp.
                                                                investment funds (since
                                                                1991).

STEWART S. DIXON                             Director since     Partner in the law firm of     N/A
Wildman, Harrold, Allen & Dixon              1988               Wildman, Harrold, Allen &
225 W. Wacker Drive, Suite 2800                                 Dixon (since 1967).
Chicago, Illinois
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                            Director since     Chief Executive Officer of     Currently serves as
Houlihan Lokey Howard & Zukin                2000               Houlihan Lokey Howard &        director of Adolph
685 Third Ave.                                                  Zukin, an investment bank,     Coors Company.
New York, New York                                              (January 2002 to present);
Date of Birth: 7/30/1947                                        Chairman of Warburg Dillon
                                                                Read (1999 - 2000); Global
                                                                Head of Corporate Finance of
                                                                SBC Warburg Dillon Read
                                                                (1997 - 1999); Chief
                                                                Executive Officer of
                                                                Dillon, Read & Co.
                                                                (1994 - 1997).

C. ALAN MACDONALD                            Director since     Retired - Special Projects     Currently serves as
415 Round Hill Road                          1988               Consulting (since 1992);       director of Fountainhead
Greenwich, Connecticut                                          formerly, President and CEO    Water Company, Careside,
Date of Birth: 5/19/1933                                        of Nestle Foods.               Inc., Lincoln Snacks,
                                                                                               J.B. Williams Co., Inc.
                                                                                               (personal care products)
                                                                                               and Seix Fund, Inc.*

THOMAS J. NEFF                               Director since     Chairman of Spencer Stuart,    Currently serves as
Spencer Stuart, U.S.                         1988               U.S., an executive search      director of Ace, Ltd.
277 Park Avenue                                                 consulting firm (since         And Exult, Inc.
New York, New York                                              1996); President of Spencer
Date of Birth: 10/2/1937                                        Stuart, U.S. (1979-1996).


* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


                                                                 LENGTH OF SERVICE
                                         CURRENT POSITION WITH   OF CURRENT         PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)                 COMPANY                 POSITION           DURING PAST FIVE YEARS
-------------                            ---------------------   -----------------  ----------------------
Zane E. Brown (12/09/1951)               Executive Vice          Elected in 1993    Partner and Director of Fixed
                                         President                                  Income Management, joined
                                                                                    Lord Abbett in 1992.

Robert I. Gerber (5/29/1954)             Executive Vice          Elected in 2001    Partner and Director of
                                         President                                  Taxable Fixed Income
                                                                                    Management, joined Lord
                                                                                    Abbett in 1997 formerly
                                                                                    Senior Portfolio Manager of
                                                                                    Sanford C. Bernstein & Co.
                                                                                    Inc.

Ingrid C. Holm (3/21/1959)               Executive Vice          Elected in 2001    Investment Manager-Global
                                         President                                  Equity, joined Lord Abbett in
                                                                                    2001, formerly International
                                                                                    Portfolio Manager of
                                                                                    Batterymarch Financial
                                                                                    Management, Inc. from 2000 to
                                                                                    2001, prior thereto held
                                                                                    various positions at the
                                                                                    Prudential Insurance Company
                                                                                    of America.

Robert G. Morris (11/06/1944)            Executive Vice          Elected in 2000    Partner and Director of
                                         President                                  Equity Investments, joined
                                                                                    Lord Abbett in 1991.
Joan A. Binstock (3/4/1954)              Vice President          Elected in 1999    Partner and Chief Operations
                                                                                    Officer, joined Lord Abbett in
                                                                                    1999, prior thereto Chief
                                                                                    Operating Officer of Morgan
                                                                                    Grenfell.

Daniel E. Carper (1/22/1952)             Vice President          Elected in 1988    Partner, joined Lord Abbett
                                                                                    in 1979.

Paul A. Hilstad (12/13/1942)             Vice President and      Elected in 1995    Partner and General Counsel,
                                         Secretary                                  joined Lord Abbett in 1995.

Lawrence H. Kaplan (1/16/1957)           Vice President and      Elected in 1997    Partner and Deputy General
                                         Assistant Secretary                        Counsel, joined Lord Abbett
                                                                                    in 1997, prior thereto Vice
                                                                                    President and Chief Counsel
                                                                                    of Salomon Brothers Asset
                                                                                    Management Inc.

Jerald Lanzotti (6/12/1967)              Vice President          Elected in 1997    Fixed Income Investment
                                                                                    Manager, joined Lord Abbett in
                                                                                    1996.

A. Edward Oberhaus, III (12/21/1959)     Vice President          Elected in 1997    Manager of Equity Trading,
                                                                                    joined Lord Abbett in 1983.

Tracie E. Richter (1/12/1968)            Vice President          Elected in 1999    Director of Operations and
                                                                                    Fund Accounting, joined Lord
                                                                                    Abbett in 1999, formerly Vice
                                                                                    President - Head of Fund
                                                                                    Administration of Morgan
                                                                                    Grenfell from 1998 to 1999,
                                                                                    prior thereto Vice President
                                                                                    of Bankers Trust.

                                                                 LENGTH OF
                                                                 SERVICE
                                         CURRENT POSITION WITH   OF CURRENT       PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)                 COMPANY                 POSITION         DURING PAST FIVE YEARS
------------------------                 ---------------------   ----------       ----------------------
Christina T. Simmons (11/12/1957)        Vice President and      Elected in 2001  Assistant General Counsel,
                                         Assistant Secretary                      joined Lord Abbett in 1999,
                                                                                  formerly Assistant General
                                                                                  Counsel of Prudential
                                                                                  Investments from 1998 to
                                                                                  1999, prior thereto Counsel
                                                                                  of Drinker, Biddle & Reath
                                                                                  LLP, a law firm.

Francie W. Tai (6/11/1965)               Treasurer               Elected in 2001  Director of Fund
                                                                                  Administration, joined Lord
                                                                                  Abbett in 2000, formerly
                                                                                  Manager of Goldman Sachs from
                                                                                  1997 to 2000, prior thereto
                                                                                  Assistant Vice President of
                                                                                  Bankers Trust.


                       ----------------------------------

COMMITTEES

The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Company's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Directors in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met three times.

                           --------------------------

APPROVAL OF ADVISORY CONTRACT

At meetings on December 12, 2001, the Board and its outside Directors considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Directors had reviewed throughout the course of the year, the Directors received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE DIRECTORS. The materials received by the Directors included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Directors did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Directors in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Directors considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading. In considering those services, they gave weight to the fact that until December 2000, the Global Equity Fund was sub-advised by Fuji -- Lord Abbett International, Ltd.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Directors reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Directors also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Directors considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board and the outside Directors also considered the changes made by Lord Abbett in the investment management personnel providing services to the Global Equity Fund during 2001.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Directors considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board and the outside Directors considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Directors considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board and the outside Directors concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board and the outside Directors also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Directors considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Directors considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Directors also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Directors considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Directors unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                                       (2)                                      (3)
                                                                                   FOR YEAR ENDED
                                          FOR FISCAL YEAR ENDED                    DECEMBER 31, 2001
                                          DECEMBER 31, 2001                        TOTAL COMPENSATION
                                          AGGREGATE COMPENSATION                   PAID BY THE COMPANY AND
                                          ACCRUED BY                               THIRTEEN OTHER LORD
NAME OF DIRECTORS                         THE COMPANY(1)                           ABBETT-SPONSORED FUNDS(2)
-----------------                         --------------------                     -------------------------
E. Thayer Bigelow                             $      494                                  $   86,000
William H.T. Bush                             $      503                                  $   87,400
Robert B. Calhoun, Jr                         $      494                                  $   86,000
Stewart S. Dixon                              $      496                                  $   86,200
Franklin W. Hobbs                             $      488                                  $   85,000
C. Alan MacDonald                             $      494                                  $   86,000
Thomas J. Neff                                $      488                                  $   85,000


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the directors/trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

                   -------------------------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2001. The amounts shown include deferred compensation to the Directors deemed invested in Fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the Funds.


                           DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY        AGGREGATED DOLLAR RANGE OF
                           SECURITIES IN THE              SECURITIES IN THE             EQUITY SECURITIES IN
NAME OF DIRECTOR           GLOBAL EQUITY FUND             GLOBAL INCOME FUND            LORD ABBETT SPONSORED FUNDS
----------------           ------------------             ------------------            ---------------------------
Robert S. Dow                    None                          None                         Over $100,000
E. Thayer Bigelow             $1-$10,000                    $1-$10,000                      Over $100,000
William H. T. Bush            $1-$10,000                    $1-$10,000                     $50,001-$100,000
Robert B. Calhoun, Jr         $1-$10,000                    $1-$10,000                      Over $100,000
Stewart S. Dixon              $1-$10,000                    $1-$10,000                      Over $100,000
Franklin W. Hobbs             $1-$10,000                    $1-$10,000                     $50,001-$100,000
C. Alan MacDonald             $1-$10,000                    $1-$10,000                      Over $100,000
Thomas J. Neff             $50,001-$100,000               $10,001-$50,000                   Over $100,000


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 7, 2002, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares and other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of a particular class of each Fund's outstanding shares.

                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of each Fund: Zane E. Brown, Joan A. Binstock, Daniel
E. Carper, Robert S. Dow, Robert I. Gerber, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris. The other general partners are: John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, W. Thomas Hudson, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington, Eli Salzmann, Douglas B. Sieg, Christopher
J. Towle, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

Under the Management agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:

-    Global Equity Fund, at the annual rate of .75 of 1%
-    Global Income Fund, at the annual rate of .50 of 1%

For the fiscal years ended December 31, 2001, 2000 and 1999, the management fees for the Global Equity Fund and the Global Income Fund were as follows:

                          2001             2000             1999
                     --------------   --------------   --------------
Global Equity Fund   $      455,357   $      575,704   $      529,582

Global Income Fund   $      305,060   $      377,157   $      535,412

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of each Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitations, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by each Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board of Directors have approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

UMB, W.A., 928 Grand Blvd., Kansas City, Missouri 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the audit of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

With respect to the Global Income Fund, purchases and sales of portfolio securities usually will be principal transactions, and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Global Income Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28(e) of the Securities Exchange Act of 1934.

During the fiscal years ended December 31, 2001, 2000 and 1999, the Global Equity Fund paid total commissions to independent broker-dealers of $275,368, $120,567 and $164,795, respectively.

                                       7.

                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The Funds' By-Laws provide that the Funds shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors of the Funds.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares". If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this Statement of Additional Information contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for
(i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund pursuant to the A Plan for the fiscal year ended December 31, 2001 in connection with advertising and marketing activities, and payments to dealers were: Global Equity Fund: $16,710 and $179,517 totaling $196,227; Global Income Fund: $16,648 and $196,669 totaling $213,317.

The amounts paid to dealers by each Fund pursuant to the B Plan for the fiscal year ended December 31, 2001 were: Global Equity Fund: $48,457; Global Income
Fund: $14,856.

The amounts paid to dealers by each Fund pursuant to the C Plan for the fiscal year ended December 31, 2001 were: Global Equity Fund: $26,833; Global Income
Fund: $18,626.

The amounts paid to dealers by each Fund pursuant to the P Plan for the fiscal year ended December 31, 2001 were: Global Equity Fund: $0; Global Income Fund:
$1,423.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Directors reasonably requests to enable it to make an informed determination of whether the plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                           CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED               ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
Before the 1st                                                5.0%
On the 1st, before the 2nd                                    4.0%
On the 2nd, before the 3rd                                    3.0%
On the 3rd, before the 4th                                    3.0%
On the 4th, before the 5th                                    2.0%
On the 5th, before the 6th                                    1.0%
On or after the 6th anniversary                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See

"Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.

                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made though Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF. The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kin of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.

To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                               GLOBAL EQUITY FUND
                             YEAR ENDED DECEMBER 31,
                             -----------------------

                          2001           2000           1999
                      ------------   ------------   ------------
Gross sales charge    $    259,445   $    198,976   $    115,969

Amount allowed
         to dealers   $    221,648   $    168,905   $     99,286
                      ------------   ------------   ------------

Net commissions
       received by
Lord Abbett           $     37,797   $     30,071   $     16,683
                      ============   ============   ============

                               GLOBAL INCOME FUND
                             YEAR ENDED DECEMBER 31,
                             -----------------------

                          2001         2000         1999
                      ----------   ----------   ----------
Gross sales charge    $   23,825   $   14,516   $   52,537
Amount allowed
         to dealers   $   19,900   $   12,160   $   45,181
                      ----------   ----------   ----------
Net commissions
       received by
       Lord Abbett    $    3,925   $    2,356   $    7,356
                      ==========   ==========   ==========

                                       11.

                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% in the case of the Global Equity Fund and 4.75% in the case of the Global Income Fund (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares of each Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value. For Class P shares total returns are shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2001, for each Fund, for one-year five years, ten years and life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before and after tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                               GLOBAL EQUITY FUND

                                      1 YEAR          5 YEARS            10 YEARS          LIFE OF FUND
                                  ---------------   ---------------    ---------------    ---------------
Class A shares
    Before Taxes                        -27.23%             0.17%               3.98%                 -

Class A shares after
    Taxes on Distributions              -27.23%            -1.65%               2.12%                 -

Class A shares after Taxes on
    Distributions and Sale of
    Fund shares                         -16.58%            -0.46%               2.44%                 -

Class B shares                          -27.15%              0.37%                 -     1.31% (8/1/96)

Class C shares                          -24.09%              0.72%                 -     1.51% (8/1/96)

                               GLOBAL INCOME FUND

                                        1 YEAR             5 YEARS             10 YEARS       LIFE OF FUND
                                  ----------------     ----------------    ----------------  ----------------
Class A shares
    Before Taxes                          -2.95%               0.27%           3.68%           -

Class A shares after
    Taxes on Distributions                -5.37%              -2.35%           0.55%           -

Class A shares after Taxes on
    Distributions and Sale of
    Fund shares                           -1.81%              -1.05%           1.41%           -

Class B shares                            -3.50%               0.33%             -           1.47% (8/1/96)

Class C shares                             0.39%               0.61%             -           1.89% (7/15/96)

Class P shares                             1.84%                  -              -          -1.55% (3/4/99)


Yield quotation for each Class of a fixed income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 2001, the yields for the Class A, Class B, Class C and Class P shares of the Global Income Fund were 3.34%, 2.90%, 2.89% and 3.46%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Global Fund, Inc. 2001 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                    APPENDIX

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          LORD ABBETT GLOBAL FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

         (a) (i) ARTICLES OF INCORPORATION. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on May 28, 1995. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on July 11, 1996. (ii) ARTICLES OF AMENDMENT AND ARTICLES SUPPLEMENTARY. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on July 11, 1996.
                  (iii) ARTICLES SUPPLEMENTARY DATED JULY 1997. FILED HEREIN.
                  (iv) ARTICLES OF AMENDMENT DATED MARCH 2, 1999. FILED HEREIN.
                  (v) ARTICLES SUPPLEMENTARY DATED MARCH 2, 1999. FILED HEREIN.
                  (vi) ARTICLES OF AMENDMENT DATED APRIL 23, 2002. FILED HEREIN.

         (b) BY-LAWS - AMENDED AND RESTATED. Incorporated by reference to Post Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on April 19, 2001.

         (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

         (d)      MANAGEMENT AGREEMENT. FILED HEREIN.

         (e)      DISTRIBUTION AGREEMENT. FILED HEREIN.

         (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds. Incorporated by reference to Post Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on April 19, 2001.

         (g)      CUSTODIAN AGREEMENTS. FILED HEREIN.

         (h)      TRANSFER AGENCY AGREEMENT. Incorporated by reference.

         (i)      CONSENT TO LEGAL OPINION. FILED HEREIN.

         (j)      OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED
                  HEREIN.

         (k)      OMITTED FINANCIAL STATEMENTS. Incorporated by reference.

         (l)      INITIAL CAPITAL AGREEMENTS. Not applicable.

         (m) RULE 12b-1 PLANS. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 30, 1997.

         (n) RULE 18f-3 PLAN. Incorporated by reference to Post Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on April 19, 2001.

         (o) CODE OF ETHICS. Incorporated by reference to Post Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on April 19, 2001.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         None.

Item 25. INDEMNIFICATION

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Sections 721-726 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of the Maryland Code and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Code and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
         Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the Investment Company Act of 1940) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Lord, Abbett & Co. acts as investment advisor for twelve other investment companies and as investment adviser to approximately 8,300 private accounts as of December 31, 1999. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27. PRINCIPAL UNDERWRITERS

         (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:
                      Lord Abbett Affiliated Fund, Inc.
                      Lord Abbett Blend Trust
                      Lord Abbett Bond-Debenture Fund, Inc.
                      Lord Abbett Mid-Cap Value Fund, Inc.
                      Lord Abbett Developing Growth Fund, Inc.
                      Lord Abbett Tax-Free Income Fund, Inc.
                      Lord Abbett U.S. Government Securities Money Market Fund,
                       Inc.
                      Lord Abbett Series Fund, Inc.
                      Lord Abbett Large-Cap Growth Fund
                      Lord Abbett Tax-Free Income Trust
                      Lord Abbett Securities Trust
                      Lord Abbett Investment Trust
                      Lord Abbett Research Fund, Inc.

         (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co. who are also officers of the Registrant are:

                      NAME AND PRINCIPAL                    POSITIONS AND OFFICES
                      BUSINESS ADDRESS                      WITH REGISTRANT
                      Robert S. Dow                         Chairman  and President
                      Zane E. Brown                         Executive Vice President
                      Robert I. Gerber                      Executive Vice President
                      Robert G. Morris                      Executive Vice President
                      Paul A. Hilstad                       Vice President & Secretary
                      Lawrence H. Kaplan                    Vice President & Assistant Secretary
                      Daniel E. Carper                      Vice President
                      Joan A. Binstock                      Vice President

         The other partners who are neither officers nor directors of the Fund are, as follows: John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, W. Thomas Hudson, Stephen J. McGruder, Robert J. Noelke, Mark Pennington, Eli Salzman, Douglas B. Sieg, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

         Each of the above has a principal business address: 90 Hudson Street, Jersey City, New Jersey 07302-3973.

         (c)   Not applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Registrant maintains the records, required by Rules 31a - 1(a) and (b) and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. MANAGEMENT SERVICES

         None

Item 30. UNDERTAKINGS

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rules 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 29th day of April, 2002.
                                           LORD ABBETT GLOBAL FUND, INC.

                                           BY: /s/ Christina T. Simmons
                                               ------------------------
                                               Christina T. Simmons
                                               Vice President & Assistant
                                               Secretary

                                           BY: /s/ Francie W. Tai
                                               ------------------
                                               Francie W. Tai
                                               Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                          TITLE                                               DATE
                                             Chairman, President
/s/Robert S. Dow*                            and Director                                     April 29, 2002
------------------                          ------------------                                --------------
Robert S. Dow

/s/ E. Thayer Bigelow*                        Director                                        April 29, 2002
----------------------------                ---------------------                             --------------
E. Thayer Bigelow

/s/William H. T. Bush*                        Director                                        April 29, 2002
----------------------------                ----------------------                            --------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*                    Director                                        April 29, 2002
--------------------------                  ---------------------                             --------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*                          Director                                        April 29, 2002
----------------------------                ---------------------                             --------------
Stewart S. Dixon

/s/Franklin W. Hobbs*                         Director                                        April 29, 2002
----------------------------                ---------------------                             --------------
Franklin W. Hobbs

/s/C. Alan Macdonald*                         Director                                        April 29, 2002
----------------------------                ---------------------                             --------------
C. Alan MacDonald

/s/Thomas J. Neff*                            Director                                        April 29, 2002
----------------------------                ---------------------                             --------------
Thomas J. Neff

*BY:  /s/ Christina T. Simmons
      ------------------------
      Christina T. Simmons
      Attorney-in-Fact